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                                                                   EXHIBIT 10.22

                       ADDENDUM DATED SEPTEMBER 30, 1999
                              TO LICENSE AGREMENT
                       TO REVISE ROYALTY PAYMENT FORMULA

This Addendum Dated September 30, 1999 to License Agreement (this "Addendum") serves to amend that certain License Agreement, Number PL2028, dated November 30, 1997, as amended (the "License Agreement"), by and between Artisan Components, Inc., a Delaware corporation, with its principal place of business at 1195 Bordeaux Drive, Sunnyvale, California 94089-1210 (hereinafter referred to as "Artisan Components"), and Taiwan Semiconductor Manufacturing Company Ltd., duly incorporated under the laws of the Republic of China and having its registered office at N. 121, Park Ave. 3, Science-Based Industrial Park, Hsin-Chu, Taiwan, R.O.C. (hereinafter referred to as "Licensee" and "TSMC"). This Addendum is made effective as of July 20, 1998 ("Addendum Effective Date").

                                    RECITALS

The parties desire to amend the License Agreement to provide for a different royalty payment calculation and to add and/or clarify certain additional terms and conditions.

The parties agree the below terms and conditions are added to and made a part of the License Agreement:

                                    ADDENDUM

1. NEW ROYALTY PAYMENT CALCULATION. Appendix C of the License Agreement sets forth the royalty payment calculation that applies to all 0.25(micron) Licensed Products and Appendix C-1 (from the Addendum Dated March 27, 1998) sets forth the royalty payment calculation that applies to all 0.18(micron) Licensed Products. Appendix C and Appendix C-1 of the License Agreement are amended to read in their entirety as follows:

"a) Licensee shall pay to Artisan Components the following percentage, as running royalties, of all Revenue received from any and all 0.25(micron) LIC/Wafers (as defined below) manufactured by or for Licensee.

--------------------------------------------------------------------------------
Year*         1998     1999     2000     2001     2002     2003    2004     2005
--------------------------------------------------------------------------------
Royalty       [**]     [**]     [**]     [**]     [**]     [**]    [**]     [**]
Compensation
Percent**
--------------------------------------------------------------------------------

     *Where Year is the calendar year in which Revenue is received for any and all 0.25(micron) LIC/Wafers.

    **The Royalty Compensation Percent is subject to a multiplier as set forth in subsection (d) below depending upon what is used in the LIC/Wafer.

b) Licensee shall pay to Artisan Components the following percentage, as running royalties, of all Revenue received from any and all 0.18(micron) LIC/Wafers (as defined below) manufactured by or for Licensee:


** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


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
                                                             CONFIDENTIAL 093099

--------------------------------------------------------------------------------
Year*            1999    2000    2001    2002    2003    2004    2005    2006
--------------------------------------------------------------------------------
Royalty          [**]    [**]    [**]    [**]    [**]    [**]    [**]    [**]
Compensation
Percent**
--------------------------------------------------------------------------------

     *Where Year is the calendar year in which Revenue is received for any and all 0.18(micron) LIC/Wafers.

     **The Royalty Compensation Percent is subject to a multiplier as set forth in subsection (d) below depending upon what is used in the LIC/Wafer.

c) Licensee shall pay to Artisan Components the following percentage, as running royalties, of all Revenue received from any and all 0.15(micron) LIC/Wafers
(as defined below) manufactured by or for Licensee:

--------------------------------------------------------------------------------
Year*            2000    2001    2002    2003    2004    2005    2006    2007
--------------------------------------------------------------------------------
Royalty          [**]    [**]    [**]    [**]    [**]    [**]    [**]    [**]
Compensation
Percent**
--------------------------------------------------------------------------------

     *Where Year is the calendar year in which Revenue is received for any and all 0.15(micron) LIC/Wafers."

     **The Royalty Compensation Percent is subject to a multiplier as set forth in subsection (d) below depending upon what is used in the LIC/Wafer.

d)   Each of the above Royalty Compensation Percentages in the above subsections
(a), (b) and (c) are subject to a multiplier, by LIC/Wafer, based on which standard cell library, memories and/or I/Os are used in the LIC/Wafer (or the LIC/Wafer's design) by multiplying the Royalty Compensation Percentage by a fraction multiplier in accordance with the below chart(s). The below charts [**] that a [**] would always have some [**] and [**] (but not necessarily [**]), there would not be a [**] between [**] and [**] used on any one [**], there would not be a [**] between [**] and [**] ([**] owned) [**] used on any one [**], but that a [**] might not include [**], and if it did include [**], the [**] could come from [**]. In the event any of these [**] in the [**] to be [**], at the [**] of either [**], the [**] will in [**] an appropriate [**] to the [**]:


** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                             CONFIDENTIAL 093099

Multiplier Chart

                                      [**]


Below is a chart of Examples indicating how royalties will be calculated:

------------------------------------------------------------------------
EXAMPLE SCENARIO                        HOW ROYALTY IS CALCULATED
------------------------------------------------------------------------


                                      [**]


------------------------------------------------------------------------

** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.



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

                                                             CONFIDENTIAL 093099


--------------------------------------------------------------------------------
Ex 2: [**]                                [**]

--------------------------------------------------------------------------------

e) Artisan and Licensee shall hold quarterly meetings to review the progress of the actual royalty payments against forecasts.

2. LIC/WAFERS. The parties confirm and clarify that "LIC/Wafer" shall mean any single integrated circuit die and/or piece of silicon wafer designed and/or manufactured Using all or any portion of the (i) Licensed Products and/or any [**], [**] or [**] of Licensed Products made by or for Licensee or [**] of the foregoing, (ii) any of the [**] provided [**] distributed by and through Artisan through its Free Library Program and Third Party Relationship Programs, and/or
(iii) any [**] and/or [**] (e.g., [**] etc.) that can be used to manufacture at [**] for the TSMC 0.25(micron), 0.18(micron) and/or 0.15(micron) processes and developed by Artisan for [**].

"0.25(micron) LIC/Wafers" means all LIC/Wafers that are manufactured for any of the TSMC 0.25(micron) processes and TSMC 0.25(micron) derivative processes, except [**] and [**].

"0.18(micron) LIC/Wafers" means those LIC/Wafers that are manufactured for any of the TSMC 0.18(micron) processes and TSMC 0.18(micron) derivative processes, except [**] and [**].

"0.15(micron) LIC/Wafers" means those LIC/Wafers that are manufactured for any of the TSMC 0.15(micron) processes and TSMC 0.15(micron) derivative processes, except [**] and [**].

"[**]" means an [**] set of wafers (not to exceed [**]) manufactured for [**] the [**] and [**] of the [**] for a particular [**].


** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


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                                                             CONFIDENTIAL 093099


3.   RESTRICTED CREDITS.

3.1 Artisan Components will accrue restricted credits ("Restricted Credits") for Licensee based on royalty fees paid to Artisan Components when due hereunder as follows. A percentage of a Restricted Credit will accrue for each $1.00 of royalty fees paid to Artisan Components when due hereunder in accordance with the following table.

Restricted Credit Percentages For Royalties Paid Against 0.25(micron)
LIC/Wafers

--------------------------------------------------------------------------------
Year           1998    1999    2000     2001     2002     2003    2004    2005
--------------------------------------------------------------------------------
Percentage     [**]    [**]    [**]     [**]     [**]     [**]    [**]    [**]
of Royalty
$$ =
Restricted
Credit
--------------------------------------------------------------------------------

For example, if [**] of royalties is paid to Artisan for calendar year 1998 for 0.25(micron) LIC/Wafers when due, Licensee will accrue [**] of Restricted Credits.

Restricted Credit Percentages For Royalties Paid Against 0.18(micron)
LIC/Wafers

--------------------------------------------------------------------------------
Year           1999    2000     2001     2002     2003    2004    2005    2006
--------------------------------------------------------------------------------
Percentage     [**]    [**]    [**]     [**]     [**]     [**]    [**]    [**]
of Royalty
$$ =
Restricted
Credit
--------------------------------------------------------------------------------

Restricted Credit Percentages For Royalties Paid Against 0.15(micron)
LIC/Wafers

--------------------------------------------------------------------------------
Year           2000    2001     2002     2003    2004    2005    2006     2007
--------------------------------------------------------------------------------
Percentage     [**]    [**]    [**]     [**]     [**]     [**]    [**]    [**]
of Royalty
$$ =
Restricted
Credit
--------------------------------------------------------------------------------

3.2 One Restricted Credit will be applied by Artisan Components only towards $1.00 of new license fees and/or development fees for such products and/or services, and not royalty fees, for new/additional Licensed Products ("New Orders") ordered by Licensee under the License Agreement; provided, however, that (i) the maximum amount of Restricted Credits to accrue will be capped by process, as set forth below), and (ii) the Restricted Credits may be applied only against New Orders set forth in a firm order from Licensee within [**] of the date the Restricted Credits were accrued (date of accrual shall be the date Artisan Components receives the royalty fees that earned the Restricted Credits). Restricted Credits will be utilized on [**] basis. Any Restricted Credits which are not applied by Artisan Components towards New Orders as set forth above, for any reason, shall be deemed void.

** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


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
                                                             CONFIDENTIAL 093099


3.3 The total amount of Restricted Credits that can accrue for any process (and process derivatives) may not exceed the total amount of Licensed Product (development/service/license) orders placed by Licensee hereunder for such process (and process derivatives). For example, if the total amount of orders placed by Licensee for the 0.25(micron) process (including Enhanced 0.25(micron)) equals $3,000,000, then the maximum amount of Restricted Credits to accrue hereunder from royalties paid on the 0.25(micron) LIC/Wafers is $3,000,000. The foregoing does not prohibit Licensee from applying Restricted Credits earned from one process to purchase of products for another process.

3.4 Restricted Credits have no cash value or refund value, and they may not be used for any purpose except as specifically set forth above as a credit to be applied by Artisan Components and authorized by Licensee towards New Orders in accordance with all of the above.

3.5 The ability to accrue Restricted Credit does not mean that Licensee will not have to pay out cash monies for New Orders. Whether or not Licensee has to pay out cash monies for New Orders will depend upon the amount of Restricted Credits accrued and available for Licensee, if any, to use at the time payment is due for such New Orders.

For example, if Licensee has accrued $500,000 of Restricted Credits and $750,000 of payments is due and payable under a New Order, such $750,000 payment may be satisfied in part by applying the $500,000 of Restricted Credits, in which case Licensee must pay Artisan an additional $250,000 by way of cash monies to satisfy the full $750,000 payment obligation.

3.6 Restricted Credits will be earned for all royalties paid hereunder from the Addendum Effective Date. Notwithstanding the above requirement that Restricted Credits may be applied against New Orders only, the parties confirm that any Restricted Credits earned from the Addendum Effective Date under the following Addendums, may be applied against the payments owed under such Addendums to the License Agreement:

ADDENDUM DATED DECEMBER 23, 1998 TO LICENSE AGREEMENT (SAGE)

ADDENDUM NO. 6 TO LICENSE AGREEMENT DATED JUNE 30, 1999

ADDENDUM DATED AUGUST 4, 1999 TO LICENSE AGREEMENT

ADDENDUM DATED SEPTEMBER 22, 1999 TO LICENSE AGREEMENT SAGE LOW POWER.

ADDENDUM DATED SEPTEMBER 30, 1999 TO LICENSE AGREEMENT TO ADD O.15(micron) PRODUCTS

4. TSMC/ARTISAN DATA EXCHANGE. In consideration of the relationship between the parties, the parties agree to afford one another [**] as its library vendor/foundry customer as follows.

(a) Artisan Data Exchange to TSMC. So long as TSMC continues with the "TSMC Data Exchange to Artisan" relationship described in Section 4(b) below, Artisan agrees that it will do all of the following:

** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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                                                             CONFIDENTIAL 093099


- Artisan will keep TSMC apprised [**] of its standard (library product) development plans. Such information shall be provided to TSMC [**] any such information is made available to [**].

- Artisan will make itself available to meet on a [**] basis on an executive and technical level for the purposes of providing library product development plans.

- When Artisan has new standard library product development plans, Artisan will offer to develop such proposed standard library products for TSMC [**]. If the parties reach agreement on the terms and conditions for the development of such products, when completed, Artisan will offer such products as part of the Artisan Free Library Program. Notwithstanding the foregoing, the above shall not prevent Artisan from offering to develop and developing custom products (that which Artisan has no intent of offering as an Artisan standard library product) for any entity at any time, and Artisan shall be free to offer to develop and develop new standard library products for other parties [**] to develop them for [**].

(b) TSMC Data Exchange to Artisan. So long as Artisan continues with the "Artisan Data Exchange to TSMC" relationship described in Section 4(a) above, TSMC agrees that it will do all of the following:

- TSMC will keep Artisan apprised [**] of its "process" development/changes plans. Such information shall be provided to Artisan [**] any such information is made available to [**].

- TSMC will make itself available to meet on a [**] basis on an executive and technical level for the purposes of providing process development/change information.

- When TSMC has new process information, and desires to have a commercial library developed/optimized for such new process TSMC will make such information available to Artisan [**]. If the parties reach agreement on the terms and conditions for the development of such products, when completed, Artisan will offer such products as part of the Artisan Free Library Program. Notwithstanding the foregoing, the above shall not prevent TSMC from providing such information to other library developers to develop products [**] to provide such information [**].

5. TSMC 9000. Licensee has developed new library QA acceptance guidelines that are referred to as TSMC 9000 ("TSMC 9000"). This guideline is for use by library developers for documenting the QA flow and analysis of the libraries in TSMC silicon. Artisan agrees to review such TSMC 9000 guidelines and develop and distribute TSMC 9000 data or equivalent data (from silicon correlation of the library) to Licensee and Licensee customers. The guidelines will be followed, or equivalent guidelines used by Artisan when developing any new TSMC products.

6. FRONT END DISTRIBUTION. To enable wider distribution to promote better market acceptance of the TSMC/Artisan products, the parties agree that, effective upon the date Artisan changes its Front-End Views License Agreement as described below, anticipated to occur by October 15, 1999 ("Agreement Change Date"), the [**] on Artisan to [**] the Front-End Views of the Licensed Products to [**] of [**] is [**] (with the sole exception of [**], which Licensee shall [**] authorize [**] to -- the [**] following


** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

[**]: [**], and that the [**] of Front-End Views no longer needs to be verified as [**] being a [**] of [**] (per list of [**] provided by [**] to [**] and updated from time to time). Effective on the Agreement Change Date, Artisan [**] the Front-End Views without [**] the [**] (with the [**] of the [**] in this paragraph). The [**] of this [**] however, requires Artisan to add to their Front-End View License Agreement, the sentences substantially similar to "Your receipt of the Front-End Views of the TSMC/Artisan library does not guarantee a business relationship with TSMC. Signing a separate agreement with TSMC is the mechanism to secure a business relationship with TSMC."

7. ROYALTY PAYMENT TERMS. Under the terms of the License Agreement, Licensee is to report and pay the royalties on a calendar [**] basis with both the report and payment due [**] after [**] end. The parties agree to amend this such that the report required per Section 7.3 of the License Agreement will continue to be due within [**] after each calendar [**], but that the payment on the royalties shall be due the earlier (i) [**] from the date the report is delivered to Artisan, or (ii) [**] from the calendar [**] end date.

8.   GENERAL.

Except as set forth herein, all terms and conditions of the License Agreement shall remain in full force and effect. Unless otherwise defined in this Addendum, capitalized terms used in this Addendum shall have the same meaning as set forth in the License Agreement.

Accepted and Agreed To:

ARTISAN COMPONENTS, INC.                TAIWAN SEMICONDUCTOR
                                        MANUFACTURING COMPANY
                                        LTD. (Licensee)

By:    /s/ LARRY S. FAGG                By:    /s/ [Illegible]
       ------------------------                ------------------------
Name:  Larry S. Fagg                    Name:  [**]
       ------------------------                ------------------------
Title: VP, Worldwide Sale               Title: [**]
       ------------------------                ------------------------
Date:  9-30-99                          Date:  9-30-99
       ------------------------                ------------------------


** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


                                       8